UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2014 (February 27, 2014)

USG Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8864	36-3329400
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

550 West Adams Street, Chicago, Illinois	60661-3676
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code(312) 436-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On February 27, 2014, USG Corporation (“USG” or the “Company”) and Boral Limited (“Boral”) completed the formation of a previously announced joint venture (the “USG Boral Joint Venture”). In connection with the completion of the USG Boral Joint Venture, also on February 27, 2014, USG entered into a shareholders agreement (the “Shareholders Agreement”) by and among the Company, USG Netherlands Global Holdings B.V., USG Boral Building Products Pte Limited (“USG Boral Asia”), USG Boral Building Products Pty Limited (“USG Boral Australasia”), Boral, Boral International Pty Limited and Boral Building Materials Pty Limited.

The Shareholders Agreement provides that each of USG and Boral initially is entitled to appoint four directors (one for each 12.5% interest held in the USG Boral Joint Venture by each shareholder) to the board of directors of each of USG Boral Asia and USG Boral Australasia and one additional local director to the board of USG Boral Asia. The chair of each board of directors is Jennifer Scanlon, USG’s Senior Vice President and President, International, through December 31, 2015. Thereafter, the right to appoint the chair rotates every two years between USG and Boral. Frederic de Rougemont, the Chief Executive Officer of Boral Gypsum Asia Sdn Bhd and Boral Australian Gypsum Limited (together, the “Boral Business”) prior to their contribution to the USG Boral Joint Venture, is the chief executive officer of the USG Boral Joint Venture, and Paul Monzella, previously Senior Vice President of United States Gypsum Company, is its chief financial officer. USG and Boral jointly will appoint any future chief executive officer or chief financial officer of the USG Boral Joint Venture.

Generally, any matter considered by the boards of USG Boral Asia and USG Boral Australasia must be approved by a majority vote. Certain specified fundamental matters may be approved only by the unanimous consent of the entire board, including, among other things, approval of a strategic plan and budget for the USG Boral Joint Venture, certain material contracts or transactions involving the joint venture, the declaration of dividends and the appointment of the chief executive officer and chief financial officer. In addition, certain fundamental matters may be approved only by the unanimous consent of those shareholders holding at least a 37.5% interest in the USG Boral Joint Venture (each such shareholder, a “Major Shareholder”), including, among other things, capital calls, changes to the business, certain material transactions involving the joint venture and matters related to the disposal of intellectual property. Certain other fundamental matters may be approved only by the unanimous consent of those shareholders holding at least a 12.5% interest in the USG Boral Joint Venture, including the issuance of additional securities of either USG Boral Asia or USG Boral Australasia, changes to the targeted dividend policy of the joint venture, matters related to the protection of intellectual property and the winding up of either of USG Boral Asia and USG Boral Australasia. The Shareholders Agreement includes a mechanism for the resolution of a deadlock at either the board or shareholder level. The mechanism escalates from required negotiations at the USG and Boral parent company level, through mediation and may finally trigger a sale process conducted by a third party sale agent.

Under the Shareholders Agreement, the business of the USG Boral Joint Venture is to be conducted in accordance with an annually approved budget and a rolling five-year strategic plan, each subject to approval by the unanimous vote of the boards. The USG Boral Joint Venture is targeting the distribution of 50% of combined after tax profits to USG and Boral in proportion to their respective ownership interests; provided, however, that the USG Boral Joint Venture will not pay dividends if such payments are, among other things, restricted pursuant to the terms of the credit facilities maintained by the USG Boral Joint Venture, inconsistent with the then-applicable strategic plan, or illegal. The balance of the combined after tax profits are expected to be retained for reinvestment in the business of the USG Boral Joint Venture. If the USG Boral Joint Venture requires additional funding for its operations and has exhausted all other reasonable alternatives, the shareholders, by unanimous vote of the Major Shareholders, may approve a capital call, provided that generally no shareholder will be obligated to provide additional funding, and provided further that any shareholder that does not provide additional funding in response to an approved capital call may be subject to dilution.

Under the Shareholders Agreement, the USG Boral Joint Venture has the exclusive right to conduct its business in the Territory (as defined below). In addition, the Shareholders Agreement contains non-competition and non-solicitation provisions applicable to each of USG, Boral and their respective affiliates and confidentiality provisions applicable to all parties. The Shareholders Agreement also contains customary representations and warranties made by each of USG, Boral and their respective subsidiaries party thereto.

The Company and Boral have unconditionally and irrevocably guaranteed the obligations of their respective subsidiaries under the Shareholders Agreement and have agreed to indemnify the other party and its subsidiaries for all losses, actions, proceedings and judgments resulting from any default or delay in performance by their respective subsidiaries thereunder.

For a period of seven years following entry into the Shareholders Agreement, subject to certain exceptions, neither USG nor Boral is permitted to dispose of any of their shares in the USG Boral Joint Venture without the written consent of the other shareholder. Thereafter, USG or Boral is permitted to dispose of all (but not less than all) of their respective shares in the USG Boral Joint Venture in accordance with certain preemptive rights of the other party.

Upon the occurrence of certain events of default, including a change of control of USG or Boral or certain of their affiliates, the non-defaulting shareholder has the right to purchase all (but not less than all) of the defaulting shareholder’s shares in the USG Boral Joint Venture at fair market value, as determined in accordance with the Shareholders Agreement. The Shareholders Agreement is terminable at any time by USG’s written agreement with Boral or upon a shareholder becoming the sole shareholder of all interests in the USG Boral Joint Venture.

The foregoing description of the Shareholders Agreement is qualified in its entirety by reference to the Shareholders Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The Shareholders Agreement has been included as an exhibit to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the parties thereto or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Shareholders Agreement are made only for purposes of such agreement and as of specific dates; are solely for the benefit of the parties thereto; may be subject to limitations agreed upon by such parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the Shareholders Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Shareholders Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties thereto.

Section 2 – Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 27, 2014, the Company and Boral completed the formation of the USG Boral Joint Venture, which was previously announced in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 16, 2013.

The USG Boral Joint Venture distributes and sells certain building products, mines raw gypsum and sells natural and synthetic gypsum throughout Asia, Australasia and the Middle East (the “Territory”). The products that USG and Boral manufacture and distribute through the USG Boral Joint Venture include products for wall, ceiling, floor lining and exterior systems that utilize gypsum, wallboard, mineral fiber ceiling tiles, steel grid and studs, joint compound and other products.

Under the terms of the previously announced share sale and subscription agreement by and among the Company, USG Netherlands Global Holdings B.V., Boral, Boral International Pty Limited, and Boral Gypsum Asia Sdn Bhd, and share sale and subscription agreement by and among the Company, USG Foreign Investments, Ltd., USG Netherlands Global Holdings B.V., Boral, Boral Building Materials Pty Limited, and Boral Australian Gypsum Limited, USG acquired through its subsidiaries 50% of the equity interest of each of USG Boral Asia and USG Boral Australasia. Boral holds through its subsidiaries the remaining 50% of each of USG Boral Asia and USG Boral Australasia. USG Boral Asia and USG Boral Australasia, together with their respective subsidiaries, constitute the USG Boral Joint Venture.

As consideration for its 50% ownership in the USG Boral Joint Venture, USG made a $513 million cash payment to Boral, which includes a $500 million base price and $13 million of customary estimated working capital and net debt adjustments, contributed to the USG Boral Joint Venture its subsidiaries and joint venture investments in China, Singapore, India, Malaysia, New Zealand, Australia and the Middle East, including its joint ventures in Oman, and granted to the USG Boral Joint Venture a license to use certain USG intellectual property rights in the Territory. USG funded its cash payment with the net proceeds from the Company’s October 2013 issuance of $350 million of 5.875% senior notes and cash on hand. In the event certain performance targets are satisfied by the USG Boral Joint Venture, USG is obligated to pay Boral scheduled earnout payments in an aggregate amount up to $75 million, comprised of $25 million based on performance during the first three years after closing and up to $50 million based on performance during the first five years after closing. The cash portion of the consideration paid to Boral remains subject to customary post-closing adjustments. Boral funded its investment in the USG Boral Joint Venture through the contribution of the Boral Business and the grant to the USG Boral Joint Venture of a license to use certain Boral intellectual property rights in the Territory.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On February 27, 2014, the Company and Boral issued a joint press release announcing the closing of the USG Boral Joint Venture transaction. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01, including the Exhibit hereto, shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934 and it shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933 except as expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to expectations about future conditions. These forward-looking statements include, among others, statements regarding expected synergies and benefits of the USG Boral Joint Venture, expectations about future business plans and prospective performance and opportunities. These forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “will” or other similar words, or the negative of these terms. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include: economic conditions, such as the levels of new home and other construction activity, employment levels, the availability of mortgage, construction and other financing, mortgage and other interest rates, housing affordability and supply, the levels of foreclosures and home resales, currency exchange rates and consumer confidence; capital markets conditions and the availability of borrowings under the Company’s credit agreement or other financings; the Company’s substantial indebtedness and ability to incur substantial additional indebtedness; competitive conditions, such as price, service and product competition; shortages in raw materials; changes in raw material and energy costs; volatility in the assumptions used to determine the funded status of the Company’s pension plans; the loss of one or more major customers and customers’ ability to meet their financial obligations to the Company; capacity utilization rates for the Company and the industry; the Company’s ability to expand into new geographic markets and the stability of such markets; the Company’s ability to successfully operate the USG Boral Joint Venture, including risks that the Company’s joint venture partner, Boral, may not fulfill its obligations as an investor or may take actions that are inconsistent with the Company’s objectives; the Company’s ability to protect its intellectual property and other proprietary rights; changes in laws or regulations, including environmental and safety regulations; the satisfactory performance of certain business functions by third party service providers; the Company’s ability to achieve anticipated savings from cost reduction programs; the outcome in contested litigation matters; the effects of acts of terrorism or war upon domestic and international economies and financial markets; and acts of God. These risks and uncertainties are discussed in more detail under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2012, in the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2013, and in the other documents and reports filed by the Company with the SEC. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company has no obligation and makes no undertaking to update or revise any forward-looking information.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)(1) Financial Statements of Businesses Acquired.

To the extent financial statements are required by this item, they will be filed with the SEC by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)(1) Pro Forma Financial Information.

To the extent pro forma financial information is required by this item, it will be furnished to the SEC by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Exhibit

10.1*	Shareholders Agreement, dated as of February 28, 2014, by and among USG Corporation, Boral International Pty Limited, Boral Building Materials Pty Limited, USG Netherlands Global Holdings B.V., USG Boral Building Products Pte Limited, USG Boral Building Products Pty Limited, and Boral Limited.†

99.1	USG Corporation press release, dated February 27, 2014.

*	Confidential treatment has been requested for portions of this agreement.
†	Dated February 28, 2014 Sydney, Australia time, but fully executed by all parties on February 27, 2014, U.S. Central Time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION
Registrant

Date: February 27, 2014	By:	/s/ Stanley L. Ferguson
Stanley L. Ferguson
Executive Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1*	Shareholders Agreement, dated as of February 28, 2014, by and among USG Corporation, Boral International Pty Limited, Boral Building Materials Pty Limited, USG Netherlands Global Holdings B.V., USG Boral Building Products Pte Limited, USG Boral Building Products Pty Limited, and Boral Limited. †

99.1	USG Corporation press release, dated February 27, 2014.

*	Confidential treatment has been requested for portions of this agreement.
†	Dated February 28, 2014 Sydney, Australia time, but fully executed by all parties on February 27, 2014, U.S. Central Time.